UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2018

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive Herndon, VA 20171-3413
(Address, including zip code, of principal executive offices)

(703) 984-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)    []

If an emerging growth company, indicate by check mark if the registrant has elected not to us the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    []

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      []

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     []

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of ePlus inc. was held on September 13, 2018.  There were present, in person or by proxy, holders of 13,086,886 shares of our common stock, or 95.36% of all shares of common stock eligible to be voted at the meeting. The final voting results on all matters are disclosed below.

1.  Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement).  Each nominee for director was elected by a vote of the shareholders as follows:

	For	Withheld	Broker Non-Vote
Phillip G. Norton	12,264,952	141,501	680,433
Bruce M. Bowen	12,318,691	87,762	680,433
C. Thomas Faulders, III	11,943,831	462,622	680,433
Terrence O'Donnell	10,658,286	1,748,167	680,433
Lawrence S. Herman	11,849,551	556,902	680,433
Ira A. Hunt, III	12,268,015	138,438	680,433
John E. Callies	12,348,176	58,277	680,433
Eric D. Hovde	12,186,050	220,403	680,433
Maureen F. Morrison	12,369,455	36,998	680,433

Each nominee was elected a director of ePlus inc.

2.  The advisory vote on the compensation of our named executive officers, as disclosed in our proxy statement (included as Proposal 2 in the proxy statement), was approved by the following vote:

For:	11,412,676
Against:	959,072
Abstain:	34,705
Broker non-votes:	680,433

3.  Ratification of the selection of Deloitte & Touche LLP as our independent registered accounting firm for fiscal year 2019 (included as Proposal 3 in the proxy statement).  The proposal was approved by a vote of shareholders as follows:

For:	12,935,091
Against:	151,173
Abstain:	622
Broker non-votes:	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: September 14, 2018